THE ADVISORS’ INNER CIRCLE FUND II

Sprucegrove International Equity Fund (the “Fund”)

Supplement dated September 23, 2022 to the

Prospectus dated June 1, 2022

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

The Fund currently offers a Systematic Investment Plan and Systematic Withdrawal Plan to qualifying holders of Investor and Advisor Class Shares only. The Fund will now offer the Systematic Investment Plan and Systematic Withdrawal Plan to qualifying holders of all share classes of the Fund. Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

In the “Purchasing and Selling Fund Shares” section, the parentheticals “(Investor and Advisor Share Classes Only)” in the Systematic Investment Plan and the Systematic Withdrawal Plan headings are each hereby deleted.

Please retain this supplement for future reference.

SIM-SK-001-0100